Exhibit 10.1

Form of Exchange Agreement

THIS EXCHANGE AGREEMENT (the “Agreement”) is made as of the 10th day of August 2017, by and between InVivo Therapeutics Holdings Corp., a Nevada corporation (the “Company”), and the holder signatory hereto (the “Holder”).

WHEREAS, the Holder holds warrants to purchase up to that number of shares of common stock of the Company, $0.00001 par value per share (the “Common Stock”), set forth on the signature page hereto, which were issued on May 9, 2014 (collectively, the “Warrants”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company and the Holder have agreed to exchange the Warrants for 3.5 shares of Common Stock for each share of Common Stock subject to the Warrants (the “Shares”); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Wilmer Cutler Pickering Hale and Dorr LLP, with offices located at 60 State Street, Boston, Massachusetts 02109.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Subsidiary” means any subsidiary of the Company, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

2.                                      Exchange. On the date hereof, subject to the terms and conditions of this Agreement, the Company agrees to issue to the Holder the Shares in exchange for the Warrants held by the Holder as of the date hereof and as set forth in the Holder’s signature page attached hereto.  Subject to the conditions set forth below, the Exchange shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP (the “Closing”).  At the Closing, the following transactions shall occur (such transactions in this Section 2, the “Exchange”):

2.1                               At the Closing, the Company shall credit the number of Shares set forth on each Holder’s signature page to the Holder or its designee’s balance account with the Depository Trust Company (“DTC”) in accordance with the DTC instructions delivered by the Holder to the Company on or prior to the Closing and the Holder shall deliver to the Company its Warrants promptly following the Closing.  Upon receipt of the Shares in accordance with this Section 2.1, all of the Holder’s rights under the Warrants shall be extinguished and the Warrants shall be cancelled and be of no further force or effect.

2.2                               At the Closing, the Holder shall be deemed for all corporate purposes to have become the holder of record of its respective Shares, irrespective of the date such Shares are delivered to the Holder in accordance herewith. As used herein, “Trading Day” means any day on which the Common Stock is traded on the NASDAQ Global Market, or, if the NASDAQ Global Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

2.3                               Each party hereto on behalf of itself and its Affiliates (collectively, the “Releasing Parties”) hereby unconditionally release and forever discharge the other party hereto, including, but not limited to, all of such other party’s present and former subsidiaries, affiliate companies, shareholders, officers, directors, employees, attorneys and agents, from any and all causes of action, demands, claims, contracts, encumbrances, liabilities, obligations, expenses, losses, and rights of every nature and description, whether arising or pleaded in law or in equity, under contract, statute, tort or otherwise, whether known or unknown, whether accrued, potential, inchoate, liquidated, contingent or actual, asserted or that might have been asserted which the Releasing Parties now have, have ever had or may hereafter have, accruing or arising contemporaneously with, or before the date hereof, based upon or arising out of the Warrants. For the avoidance of doubt, this mutual release shall not release any Releasing Party of its obligations, if any, under this Agreement, in connection with the Shares or any other agreement by and between the Company and the Holder.

2.4                               The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

3.                                      Closing Conditions.

3.1                               Conditions to Holder’s Obligations. The obligation of the Holder to consummate the Exchange is subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(a)                                 Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date hereof.

(b)                                 Issuance of Securities. At the Closing, the Company shall issue the Shares to the Holder’s or its designee’s balance account with DTC in accordance with the DTC instructions delivered by the Holder to the Company on or prior to the Closing.

(c)                                  No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d)                                 Documents. All documents and instruments incident to the Exchange shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(e)                                  Listing of Shares.  The Company shall have secured the listing or designation for quotation (as applicable) of all of the Shares, upon each national securities exchange and automated quotation system, if any, upon which the shares of Common Stock are then listed or designated for quotation (as applicable).

3.2                               Conditions to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a)                                 Representations and Warranties. The representations and warranties of the Holder contained in this Agreement shall be true and correct in all material respects as of the date hereof.

(b)                                 No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c)                                  Documents. All documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

4.                                      Representations and Warranties of the Company. The Company hereby represents and warrants the Holder that:

4.1                               Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the condition, financial or otherwise, or in the earnings or business affairs of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

4.2                               Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, including but not limited to the Exchange.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.3                               Valid Issuance of the Securities. The Shares when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly authorized and validly issued, fully paid and nonassessable and free from all Liens (as defined below) with respect to the issue thereof, and the Holder is entitled to all rights accorded to a holder of Common Stock. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.  The Shares issued in exchange for the Warrants are freely tradeable without the need for registration under the Securities Act and shall not bear any restrictive legend under the Securities Act.

4.4                               Consents; Waivers.  No consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

4.5                               Acknowledgment Regarding Holder’s Exchange for Shares. The Company acknowledges and agrees that the Holder is acting solely in an arm’s length capacity with respect to this Agreement and the transactions contemplated hereby and that the Holder is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended). The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Holder or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Holder’s acceptance of the Shares. The Company further represents to the Holder that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

4.6                               No Group. The Company acknowledges that, to the Company’s knowledge, the Holder is acting independently in connection with this Agreement and the transactions contemplated hereby, and is not acting as part of a “group” as such term is defined under Section 13(d) of the Securities Act and the rules and regulations promulgated thereunder.

4.7                               Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting the transactions herein.

4.8                               No Commission Paid. Neither the Company nor any of its Affiliates nor any person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder) for soliciting the Exchange.

5.                                      Representations and Warranties of the Holder. The Holder hereby represents, warrants and covenants that:

5.1                               Authorization. The Holder has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

5.2                               Information. The Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Securities which have been requested by the Holder.  The Holder has had the opportunity to review the Company’s filings with the Securities and Exchange Commission.  The Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its advisors, if any, or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder understands that its investment in the Securities involves a high degree of risk.  The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. The Holder is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Shares and the transactions contemplated by this Agreement.

5.3                               No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

5.4                               Validity; Enforcement; No Conflicts. This Agreement to which the Holder is a party has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Holder of this Agreement to which the Holder is a party and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Holder, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

5.5                               Ownership of Warrants. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Warrants set forth on the signature page hereto free and clear of all rights and Liens (as defined below).  The Holder has full power and authority to transfer and dispose of the Warrants to the Company free and clear of any right or Lien.  Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right, of any Person to acquire all or any part of the Warrants or any shares of Common Stock issuable upon exercise the Warrants. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

5.6                               Offer Exempt from Registration. The Holder acknowledges that the offer, sale, issuance and delivery of the Shares to the Holder is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) thereof and the Holder understands that the Shares may be sold or transferred only in compliance with all federal and applicable state securities laws.

5.7                               No Commission Paid. Neither the Holder nor any of its Affiliates nor any person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder) for soliciting the Exchange.

6.                                      Additional Covenants.

6.1                               Disclosure. The Company shall, on or before 9:30 a.m., New York City time, on the date of this Agreement, issue a Current Report on Form 8-K (collectively, the “8-K Filing”) disclosing all material terms of the transactions contemplated hereby. From and after the issuance of the 8-K Filing, the Holder shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Holder. The Company shall not disclose the name of any Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate.

6.2                               Listing. The Company shall use its best efforts to maintain the listing or designation for quotation (as applicable) of all of the Shares upon each national securities exchange and automated quotation system on which the Common Stock is currently listed or designated while such securities are outstanding. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.2.

6.3                               Characteristics.  The parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Shares issued in exchange for the Warrants take on the characteristics of such Warrants, which were registered under the Securities Act, and the Company agrees not to take a position to the contrary.

6.4                               Subsequent Equity Sales.  From the date hereof until 30 days after the Closing, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock

Equivalents, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.

6.5                               Blue Sky. The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

6.6                               Fees and Expenses.   Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.                                      Miscellaneous.

7.1                               Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2                               Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.3                               Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.4                               Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, Massachusetts 02139, Attention: Mark D. Perrin (facsimile: (617) 863-5501)

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Rosemary G. Reilly (facsimile: (617) 526-5000)

If to the Holder, to its address, email address set forth on its signature page hereto,

or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

7.5                               Finder’s Fees. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.

7.6                               Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Holder and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

7.7                               Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.8                               Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

7.9                               Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.10                        Interpretation.  Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

7.11                        No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.12                        Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.13                        No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

INVIVO THERAPEUTICS HOLDINGS CORP.

By:
Name:
Title:

[HOLDER SIGNATURE PAGES TO NVIV EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

HOLDER

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Shares to Holder (if not same as address for notice):

Warrants Surrendered:

Shares to be Received:

[SIGNATURE PAGES CONTINUE]